REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ eLoyalty Q2 2007 Earnings Webinar August 8, 2007 Exhibit 99.1

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Safe Harbor Language
During today’s call we will be making both historical and
forward-looking statements in order to help you better
understand our business.  These forward-looking statements
include references to our plans, intentions, expectations,
beliefs, strategies and objectives.  Any forward-looking
statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and
uncertainties that could cause actual results to differ
materially from those stated or implied by the forward-
looking statements.  The risks and uncertainties associated
with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year
ended December 30, 2006, our quarterly reports on Form
10-Q, as well as our press release issued earlier today.
eLoyalty undertakes no obligation to publicly update or
revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by
eLoyalty Corporation.

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
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Discussion Topics
eLoyalty Strategy
Q2 2007 Summary and Results
Q3 2007 Guidance and 2007 Outlook

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
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eLoyalty Strategy
Leverage our CRM and Contact Center Consulting platform to
create a rapidly growing Managed Services and Consulting
Company
Service Line focus
–
Converged IP for Contact Centers (CIPCC)…delivering and
supporting Cisco’s Converged IP solutions for Contact Centers
–
Behavioral Analytics™…a unique, proprietary managed analytics service

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Second Quarter Results Overview
Positives
–
49% year/year Services revenue growth
–
Record $9.7 million Managed Services revenue
–
Record 75 Managed Services customers
–
Record CIPCC and Behavioral Analytics™ Services revenue
–
Signed 3 new Behavioral Analytics™ assessments and 1 new deployment
–
$2.8 million year/year improvement in Adjusted Earnings
Issues
–
$3.1 million sequential decrease in Product revenue ($0.5 million P&L impact)
–
Slower conversion of Behavioral Analytics™ pipeline than forecast
Summary
–
We are early in the expected market adoption cycles of our two strategic focus areas:  ~15-20% for CIPCC; <5% for Behavioral Analytics™
–
We are making steady progress developing these key focus areas
–
We continue to significantly invest to develop these Service Lines

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Second Quarter Financial Summary
$23.3 million of Services Revenue
–
49% increase year/year
–
5% increase sequentially
$26.0 million of Total Revenue
–
26% increase year/year
–
7% decrease sequentially
$1.1 million of Adjusted Earnings (EBITDA) Loss
–
$2.8 million improvement year/year
–
$0.6 million decrease sequentially

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CIPCC Highlights
Services Revenue Performance
–
55% year/year increase
–
14% sequential increase
Customer Highlights
–
Added 6 new customers including 1 with > $1 million in booked
Services revenue
–
Record 58 CIPCC Managed Services customers

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
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Behavioral Analytics™ Highlights
Revenue Performance
–
656% year/year increase
–
20% sequential increase
Customer Highlights
–
Closed 3 new assessments
–
Closed 1 new deployment
–
We ended the quarter with 21 total customers…10 in deployment and 11 in assessment
–
In July, we closed our first direct to deployment customer…it was also our first Cisco OEM deal and first deal in Pharmaceuticals

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Behavioral Analytics™ Comments
Prospect Activities
–
Prospect activities continue to increase
–
Sales cycles remain challenging due to complex security,
integration and procurement issues
New Functionality
–
Our Business Monitoring function is driving significant tangible benefits for our existing clients
–
Late in Q2, we began trials at 2 existing customers using new functionality to correlate desktop usage with call analytics data
Investment
–
We added 1 BD to our Behavioral Analytics™ sales team in Q2, and we expect to add 1-2 more in Q3
–
Our investment in Behavioral Analytics™ in Q2 was in excess of
$2 million…this investment amount should remain relatively flat in
Q3
Summary
–
We continue to believe the market opportunity is very large and in its infancy

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Managed Services Backlog
Behavioral Analytics™ represents ~ 54% of ending Q2 Managed Services
Backlog
$-
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
Q2
2005
Q4
2005
Q2
2006
Q4
2006
Q2
2007

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
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Q2 P&L Overview and Comparison to Q1
$0.6 million increase in Gross Margin, associated with higher
Q2 Services revenue
$0.5 million decrease in Gross Margin due to lower Cisco
product resale
$1.0 million increase in Behavioral Analytics™ expenses
Ending headcount was 441, up 5% from Q1

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Second Quarter Balance Sheet Review
$30.5 million in Cash
$14.2 million in Accounts Receivable
49 Day DSO

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Third Quarter Guidance
We only provide guidance for Services revenue
Our Q3 Services revenue guidance is $23.0 million to $24.0
million

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
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2007 Outlook Update
2007 EBITDA will likely be lower than previously forecast
–
Impact of lower Product revenue (Cisco resale)
–
Slightly lower Gross Margin due to a slower ramp up of Behavioral
Analytics™ revenue
–
Slightly higher Behavioral Analytics™ and G&A expenses
Our objective is to achieve around EBITDA breakeven in Q4 of
2007
Key 2007 objectives include:
–
Achieving consistent revenue growth
–
Growing Behavioral Analytics™ customer base
–
Growing our Business Development and Client Services teams
–
Developing additional Behavioral Analytics™ functionality

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Summary
Building on a solid consulting and integration track record
CIPCC and Behavioral Analytics™ Service Lines are attractive opportunities
–
Growing rapidly
–
Early in their market adoption cycles
We are hitting important milestones
We continue to invest significantly to build our business

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
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Thank You
Kelly Conway
–
(847) 582-7200
–
Kelly_Conway@eLoyalty.com
Steve Pollema
–
(847) 582-7100
–
Steve_Pollema@eLoyalty.com